September 2021 Investor Presentation

Forward-Looking Statements 2 This presentation contains forward-looking statements (“FLS”) which are protected as FLS under the PSLRA, and which are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of significant business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the Company”) will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are FLS and include, but are not limited to, statements regarding future: continued safe and reliable operations; compliance with regulations; crude oil capacities; strategic value of our locations; access to crude oil and condensate fields and price-advantaged sources; liquid volume yields; percentage of ownership in CVR Partners common units; fertilizer segment feedstock diversity, costs, and marketing agreements utilization rates; agreements for sale of UAN production; strategic priorities including our ability to operate safely, improve EH&S performance, preserve cash, reduce operating and SG&A expenses, maintain our balance\ sheet and liquidity, take advantage of market recovery and potential near term opportunities, deliver high value neat crude oils to our refineries, increase crude oil gathering rates, reduce purchases of Cushing WTI, reduce our RIN exposure through biodiesel blending, construction of an RDU unit or otherwise, internal RIN generation rates, ability to reduce lost profit opportunities and improve capture rates; timing and cost of our turnarounds and our renewable diesel projects; ability to create long term value, invest in high return projects, improve feedstock supply and product placement, provide above average cash returns, reduce cost of capital, optimize capital structure, diversify market driver exposure, offer synergies, maintain an attractive investment profile, repurchase shares/common units, divest non-core or non-revenue generatingassets,and maintain debt levels and capital structure profile in line with peers; availability of merger andacquisition opportunities; levels of organic growth investment; development of an ESG report; manufacture of “blue” hydrogen and ammonia; carbon footprint reductions; complexity of our facilities; optionality and flexibility of our crude oil sourcing and/or marketing network; crude oil, shale oil and condensate production, quality and pricing (including price advantages) and our access thereto (including cost of such access) via our logistics assets, truck fleet, pipelines or otherwise; impacts of COVID-19 on the Company and product demand; sales of blended products and RIN generation and capture; storage capacity; product mix; liquid volume, gasoline and distillate yields; cost of operations; throughput and production; the macro environment (including improvement thereof); mid-continent supply and demand as compared to US average; crack spreads (including improvement thereof), crude oil differentials (including our exposure thereto), product demand recovery, and inventory decline; refining margin and cost of operations as compared to peers or otherwise; our renewable diesel projects including the cost, timing, benefits, capacities, phases, board of director and regulatory approvals, completion, production, processing, capital investment recovery, feedstocks, margins, credit capture and RIN impact thereof; plans to keep Wynnewood hydrocracker in traditional petroleum service; improvements in the renewable diesel margin environment; cost of inedible corn oil, animal fats and used cooking oil, as compared to soybean oil; the ability to return converted unit to hydrocarbon processing or install additional reactor following renewable conversion; cash flows from a renewable diesel project; RIN and low carbon fuel standard credit pricing; expiration or extension of the blenders tax credit; capital and turnaround expenses and project timing; global and domestic nitrogen demand and consumption; Impact of the U.S. International Trade Commission investigation into UAN imports from Russia and Trinidad and Tobago on imports; demand for spring ammonia applications; impact of Winter Storm Uri (including tightening of domestic supply/demand); higher nitrogen fertilizer demand and pricing; corn demand, stocks, uses, pricing, consumption, production, planting and yield; impact of corn stocks and pricing on nitrogen fertilizer demand and pricing; increase in corn consumption; corn exports and production drivers; gasoline and ethanol demand destruction resulting from COVID-19, including impact on corn demand and fertilizer consumption; domestic nitrogen fertilizer market conditions, including impacts of inventories, turnarounds, and corn and wheat pricing; ability to minimize distribution costs and maximize net back pricing; logistics optionality; rail access and delivery points; sustainability of production; marketing agreements for UAN production; facility utilization rates; maintenance spending;growth capex projects and budget; weather; population growth;amount of arable farmland; biofuel consumption; diet evolution;product pricing and capacities; and other matters. You are cautioned not to put undue reliance on FLS (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q andany other filings with the Securities and Exchange Commission by CVR Energy, Inc. (“CVI”) or CVR Partners, LP (“UAN”). These FLS are made onlyas of the date hereof. Neither CVI nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise anyFLS, whether as a result of new information, future events or otherwise, except as requiredby law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA, Adjusted EBITDA) are not presentations made inaccordance with U.S. Generally Accepted Accounting Principles (“GAAP”)and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Mission and Values 3 3 Our Guiding Principles Safety - We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else. If it’s not safe, then we don’t do it. Environment - We care for our environment. Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the environment and that it’s our duty to protect it. Integrity - We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way – the right way with integrity. Corporate Citizenship - We are proud members of the communities where we operate. We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic and social impact through our financial donations and contributions of time, knowledge and talent of our employees to the places where we live and work. Continuous Improvement - We foster accountability under a performance-driven culture. We believe in both individual and team a success. We foster accountability under a performance-driven culture that supports creative thinking, teamwork, diversity and personal development so that employees can realize their maximum potential. We use defined work practices for consistency, efficiency and to create value across the organization. Our core values define the way we do business every day to accomplish our mission. The foundation of our company is built on these core values. We are responsible to apply our core values in all the decisions we make and actions we take. Our mission is to be a top tier North American petroleum refining and nitrogen-based fertilizer company as measured by safe and reliable operations, superior financial performance and profitable growth.

Petroleum Segment Fertilizer Segment Company Overview 4 4 CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. CVR Energy’s Petroleum segment is the larger of the two businesses and is comprised of two Mid-Continent complex refineries and associated logistics assets. Our Nitrogen Fertilizer segment is comprised of our ownership of the general partner and approximately 36 percent of the common units of CVR Partners, LP. ➢ CVI owns the general partner and 36% of the common units of CVR Partners, LP (NYSE: UAN) ➢ 2 strategically located facilities serving the Southern Plains and Corn Belt ➢ Diverse feedstock exposure through petroleum coke and natural gas ➢ Consistently maintain high utilization rates at production facilities ➢ Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production ➢ 2 strategically located Mid- Continent refineries close to Cushing, Oklahoma ➢ 206,500 bpd of nameplate crude oil capacity ➢ Direct access to crude oil and condensate fields in the Anadarko and Arkoma Basins ➢ Complimentary logistics assets and access to multiple key pipelines provide a variety of price advantaged crude oil supply options – 100% exposure to WTI-Brent differential ➢ 98% liquid volume yield & 94% yield of gasoline and distillate(1) (1) Based on total throughputs; for the last twelve months ended June 30, 2021 Mid-Continent Focused Refining & Fertilizer Businesses

Strategic Priorities 5 Focus on Operating Safely, Controlling Costs and Maintaining Balance Sheet & Liquidity Improve EH&S Performance Focus on Crude Oil Quality & Differentials Reduce our RIN Exposure Minimize Lost Opportunities Continuing to improve in all Environmental, Health and Safety matters - Safety is Job 1 ✓ Petroleum Segment experienced a 33% reduction in environmental events compared to 1H 2020. Fertilizer segment achieved 65% reduction in process safety incidents and 33% reduction in environmental events compared to 1H 2020. Leveraging our strategic location and proprietary gathering system to deliver high value neat crude oils to our refineries ✓ Gathering volumes in 2Q 2021 averaged approximately 118,000 bpd, an increase of 44% over 2Q 2020 including volumes on the Oklahoma pipeline assets acquired earlier this year. Working to further increase volumes and reduce purchases of Cushing WTI. Reducing our exposure to Renewable Identification Numbers (RINs) through construction of Renewable Diesel Unit (RDU) at Wynnewood ✓ Wynnewood renewable diesel project currently under construction. Internal RIN generation is expected to increase from 22% to approximately 72% following start-up of RDU. Board recently approved completion of process designs for Wynnewood pre-treatment unit and Coffeyville renewable diesel project. Minimizing lost profit opportunities and improving capture rates ✓ Total 2Q 2021 lost profit opportunities of $8mm flat from 2Q 2020, of which $3mm was due to external causes, primarily as a result of the Messer outage at Coffeyville fertilizer. Preserve Cash Flow Focusing capital spending on projects that are critical to safe and reliable operations and reducing operating and SG&A expenses ✓ Deferring the majority of our growth capital spending, with the exception of the RDU project at Wynnewood. Deferred turnarounds at Wynnewood Refinery to Spring 2022, Coffeyville Fertilizer to Summer 2022, and Coffeyville Refinery to Spring of 2023. Realized $73mm of operating and SG&A expense reductions in 2020. Maintain Balance Sheet and Liquidity Positioning to take advantage of market recovery and potential near -term opportunities ✓ Ended 2Q 2021 with total liquidity position of $652 million(1) excluding CVR Partners and after $492 million special dividend paid during the quarter. (1) Total liquidity as of June 30, 2021 comprised of $477 million of cash, $6 million of available for sale securities and availability under the ABL of $364 million, less cash included in the borrowing base of $195 million

Capital Allocation Strategy 6 Non-Discretionary Asset Continuity Safety, reliability and environmental compliance are core to CVR’s management philosophy • Approximately $100MM in annual sustaining and regulatory capex, allocated to assets through a continuous assessment process. • Run-rate annual refining turnaround investment of $60MM over a four-year cycle to maximize asset utilization and reduce downtime exposure. Strategically invest in asset development and businesses that diversify and enhance core assets • 30% target IRR for organic growth projects. • Evaluate merger and acquisition activity as opportunities arise that diversify market driver exposure and offer significant synergy. Discretionary Investment Financial Discipline & Investor Returns Maintain an attractive investment profile by focusing on free cash flow generation for cash returns to stockholders • Target an above average cash return yield for stockholders and unitholders. • Repurchase stock/units when value added. • Divest non-core or non-revenue generating assets. • Ensure adequate liquidity to operate the business while returning or investing excess cash. • Maintain debt levels and capital structure profile in line with or exceeding peer group. • Disciplined approach to managing corporate overhead and SG&A costs. ❖ 2021 YTD Investor Returns include $492MM special dividend of $4.89/share comprised of cash and shares in Delek US Holdings, Inc. Key Priorities • Create long-term value through safe, reliable operations and continuously optimizing core refining, fertilizer and associated logistics assets; • Invest in high return projects that are complimentary to existing assets, improve feedstock supply and product placement; • Provide above average cash returns to investors through dividends/distributions and buybacks when value added; and, • Protect the balance sheet by maintaining appropriate liquidity, reducing cost of capital and optimizing capital structure.

Governance SocialEnvironmental Environmental, Social & Governance (ESG) Highlights 7 In Process of Creating First ESG Report o Reduced consolidated criteria pollutant emissions by 20% from 2015 to 2019 o Commenced construction on renewable diesel unit designed to produce approx. 100mm gallons/year of renewable diesel o Received Oklahoma Trucking Association Fleet Safety Award in March 2021 o Mitigated over 1 million metric tons of carbon dioxide equivalents in 2020 in the Fertilizer Segment o Manufactured hydrogen and ammonia that qualifies as “blue” with carbon capture and sequestration through enhanced oil recovery o Diversity is a key component of our Mission & Values o Site-Level Community Impact Committees steer local contributions, sponsorships and volunteer activities o Volunteerism policy allows approved volunteer time off for both full-time and part-time employees o Board Level ESG oversight o Annual Code of Ethics & Business Conduct certification o 25% of CVR Energy Directors and 38% of CVR Partners Directors are female or racially diverse o Average tenure of CVR Energy and CVR Partners Directors is less than 8 years o Standing EH&S Committee chaired by independent Director and former EPA Assistant Administrator for Enforcement o More than 75% of Executive Compensation is variable and tied to Company performance The Mission & Values that guide CVR Energy are core to our sustainability commitment, including to carbon footprint reduction , through Board-approved projects.

PETROLEUM SEGMENT

Asset Footprint 9 Mid-Continent Refineries Nameplate crude oil capacity of 206,500 bpd across two refineries • 2Q21 total throughput of 216,626 bpd • 2020 total throughput of 183,295 bpd(1) Average complexity of 10.8 Located in Group 3 of PADD II Crude Oil Sourcing Optionality ➢ Refineries are strategically located ~ 100 to 130 miles from Cushing, OK with access to domestic conventional and locally gathered shale crude oils through our truck fleet as well as Canadian crude oils ➢ Crude oil gathering system with access to production across Kansas, Nebraska, Oklahoma and Missouri ➢ Historical space on key pipelines provide a variety of crude oil supply options; Reversed Red River pipeline connecting Wynnewood to Cushing ➢ Current logistics asset portfolio includes over 1,100 miles of owned or JV pipelines, over 7 million barrels of total crude oil and product storage capacity, 39 LACT units and 115 crude oil and LPG tractor-trailers ➢ Recently acquired pipelines and related storage assets in Oklahoma provide additional gathering capabilities at the wellhead Strategically Located Assets near Cushing and SCOOP/STACK (1) Impacted by planned turnaround at Coffeyville in Spring 2020 and reduced demand due to COVID-19

Strategically Located Mid-Con Refineries 10 Marketing Network Optionality Multiple Takeaway Options Provide Product Placement Flexibility ➢ Marketing activities focused in central mid- continent area via rack marketing, supplying nearby customers and at terminals on third- party distribution systems ➢ Rack marketing enables the sale of blended products, allowing CVR opportunities to capture the RIN ➢ Majority of refined product volumes flow north on Magellan system or NuStar pipelines ➢ Flexibility to ship product south into Texas ➢ Over 100 product storage tanks with shell capacity of over 4 million barrels across both refineries

Gasoline 53.6% Distillate 40.9% Other (5) 5.5% Regional Crude 44.3% WTI 31.6% WTL 2.9% Condensate 8.2% Heavy Canadian (3) 0.5% Other (4) 12.5% High-Quality Refining Assets Total Throughput(1) Total Production(1) Consolidated Top Tier Refining Margin(1) Consolidated Low Cost Operator(2) (1) Based on total throughputs and production for the last twelve months ended June 30, 2021. Excludes publicly disclosed mark to market impacts on RIN obligations. (2) Operating expenses based on per barrel of total throughput for the last twelve months ended June 30, 2021. (3) CVR Energy has contracted pipeline space up to 35,000 bpd but it has historically been more economic to sell heavy crude oils in Cushing, Oklahoma. (4) Other includes light crude oils from the Rockies, natural gasoline, isobutane, normal butane and gas oil. (5) Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuels.. Consistent High Margin Generation and Low-Cost Operations 11 205,683 bpd 204,432 bpd

Improving Macro Environment 12Source: EIA, Magellan Mid Con Supply and Demand Fundamentals Trending Similar to US Average US Gasoline Demand Magellan System Gasoline Demand US Diesel Demand Magellan System Diesel Demand

Improving Macro Environment 13Source: EIA, Magellan Mid Con Supply and Demand Fundamentals Trending Similar to US Average US Gasoline Inventories Magellan System Gasoline Inventories US Diesel Inventories Magellan System Diesel Inventories

Improving Macro Environment 14Source: MarketView as of August 31, 2021 Crack Spreads Have Improved With Product Demand Recovery and Inventory Declines 2-1-1 Crack Spreads & Brent-WTI Differentials ($/bbl) Midland-Cushing and WTL-WTI Differentials ($/bbl)WCS – WTI Differential ($/bbl) WTI-Based Gasoline and ULSD Crack Spreads ($/bbl) $0 $5 $10 $15 $20 $25 $30 Aug-16 May-17 Feb-18 Nov-18 Aug-19 May-20 Feb-21 Nov-21 Aug-22 NYMEX 2-1-1 Group 3 2-1-1 Brent-WTI Futures $0 $5 $10 $15 $20 $25 $30 $35 Aug-16 May-17 Feb-18 Nov-18 Aug-19 May-20 Feb-21 Nov-21 Aug-22 NYMEX ULSD Crack NYMEX RBOB Crack Futures ($20) ($15) ($10) ($5) $0 $5 Aug-16 May-17 Feb-18 Nov-18 Aug-19 May-20 Feb-21 Nov-21 Aug-22 Midland - Cushing WTL - WTI Futures ($50) ($45) ($40) ($35) ($30) ($25) ($20) ($15) ($10) ($5) $0 Aug-16 May-17 Feb-18 Nov-18 Aug-19 May-20 Feb-21 Nov-21 Aug-22 Futures

Renewable Diesel Initiatives 15 Potential Multi-Phase Project(1) Utilizing Existing Assets at Both Refineries • Convert the existing hydrocracker at Wynnewood to Renewable Diesel service, while retaining the optionality to switch back to traditional petroleum processing • Retool the Wynnewood Refinery for maximum condensate processing • Capacity of 100 million gallons per year of washed and refined soybean oil or pre-treated corn oil processing to produce renewable diesel and naphtha • Currently planning to keep hydrocracker in traditional petroleum service pending an improvement in the renewable diesel margin environment Phase 1: Wynnewood Hydrocracker Conversion (Board Approved and Under Construction) • Install pre-treatment for processing of inedible corn oil, animal fats and used cooking oil that generate additional LCFS credits and are lower cost than soybean oil • Considering sizing pre-treatment unit to accommodate potential renewable diesel project at Coffeyville (Phase 3) • Board recently approved expenditures for completion of process design and ordering of certain long-lead equipment Phase 2: Transition to Feedstocks with Lower Carbon Intensity • Existing excess hydrogen capacity at Coffeyville would allow for a similar conversion project • Coffeyville could potentially support a larger project given additional hydrogen production capacity and existing high-pressure hydrotreating capacity • Board recently approved expenditures for completion of process design work Phase 3: Implement similar project at Coffeyville (1) Project and phases under consideration and subject to final Board approval, margin environment and other applicable requirements.

Renewable Diesel Initiatives 16 KSAAT Project at Wynnewood Phase 1 Under Construction(1) Wynnewood Hydrocracker Conversion Project Highlights: • Convert 19,000 BPD hydrocracker at Wynnewood to process 100 million gallons per year of washed and bleached soybean oil or pre-treated corn oil to produce renewable diesel and renewable naphtha. • Majority of capital spend allocated to associated logistics assets (rail loading and unloading, rail cars and track, tankage). • Excess hydrogen capacity at Wynnewood and minimal modifications required to existing hydrocracker could allow this project to be completed faster and at lower capital cost than most competing projects. • Primary goal is to reduce carbon footprint and capture the credits currently available in the market: $1/gal BTC approved through 2022 in addition to RINs generated and LCFS credits. • Currently running the hydrocracker in traditional petroleum service pending an improvement in the renewable diesel margin environment. Renewable Diesel Margin Proxy (1) Subject to final regulatory and other applicable approvals and margin environment

Renewable Diesel Initiatives 17 KSAAT Project at Wynnewood Phase 1 Project(1) Economics and Sensitivities Project Economics: ➢ Renewable diesel margins impacted by several factors: ➢ Crude oil price and spread between ULSD and Soybean oil (HOBO spread) ➢ RINs prices (1.7 D4 Biodiesel RINs generated per gallon of renewable diesel produced) ➢ BTC ($1/gal credit authorized through 2022) ➢ LCFS credit prices ➢ Carbon Intensity (CI) of feedstock utilized impacts value of LCFS credits CVR Energy plans to retain the flexibility to return the unit to hydrocarbon processing and/or install another reactor on the diesel hydrotreater to regain lost hydrocarbon processing capacity if dictated by the margin environment and otherwise approved. Sensitivities (Annual Cash Flows)(2): (1) Subject to final regulatory and other applicable approvals and margin environment (2) Based on approximately 100 million gallons per year HOBO Spread $0.10 per gal $10M Federal Blenders Credit $1.00 per gal $98M RIN Price $0.10 per gal $17M Pretreatment $0.04 per pound $32M

$0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 2021e $ M Environmental & Maintenance Growth Capital Expenditures and Turnarounds 18Note: As of March 31, 2021 2021 Petroleum Segment and RDU Capex of $196 - $207M Environmental and Maintenance spending planned at $60M to $65M for FY21. Growth capex estimated at $136M to $142M. ➢ Substantially all budgeted growth capital spending for 2021 is related to the RDU project at the Wynnewood Refinery. 2021 Turnaround spending of $7M No significant turnaround spending planned in the Petroleum Segment for 2021. Pre-planning expenditures to be incurred in 2021 of $6M for Wynnewood turnaround in the Spring of 2022 and $1M for Coffeyville turnaround in Spring 2023. Disciplined Approach to Capital Spending $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 2021e $ M Turnaround spending

FERTILIZER SEGMENT

20 Stable Trends in Fertilizer Demand Source: Fertecon, World Bank Global nitrogen consumption increased by 15% between 2009 and 2020 driven by: ➢ Population growth ➢ Decrease in arable farmland per capita ➢ Biofuel consumption ➢ Continued evolution to more protein-based diets in developing countries Global and Domestic Demand for Nitrogen Remains Steady Global Nitrogen Consumption US Nitrogen ConsumptionGlobal Arable Land per Capita 50 60 70 80 90 100 110 120 130 140 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 M ill io n T o n n es 10.0 10.5 11.0 11.5 12.0 12.5 13.0 13.5 14.0 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 M ill io n T o n n es

➢ Fertilizers represent approximately 15% of farmers’ cost structure and significantly improves yields. ➢ USDA projecting stocks to use ratio for 2020/2021 at approximately 7%, its lowest level in the past decade ➢ Since the beginning of 2021 UAN prices have risen over $150/ton. 21 U.S Nitrogen Supply & Demand Source: USDA, Fertecon Domestic Supply and Demand Picture is Currently More Balanced Corn Stocks to Use Ratios US Nitrogen Supply ➢ Major global nitrogen capacity build cycle largely complete in 2017/2018, and additional tons have been absorbed by the market. ➢ Strong demand for spring ammonia application, loss of U.S nitrogen production due to Winter Storm Uri and a heavy turnaround schedule have tightened domestic supply and demand. ➢ US International Trade Commission investigation into UAN imports from Russia and Trinidad & Tobago may further reduce imports. Lower ending corn stocks and reduced fertilizer supplies have driven demand and pricing higher for nitrogen fertilizer

22 Strong Demand for Corn in the U.S. Increasing Corn Consumption is Positive for Nitrogen Fertilizer Demand ➢ Corn has a variety of uses and applications, including feed grains, ethanol for fuel and food, seed and industrial (FSI) ➢ Feed grains ▪ ~96% of domestic feed grains are supplied by corn ▪ Consumes ~38% of annual corn crop(1) ➢ Ethanol ▪ Consumes ~37% of annual corn crop(1) ▪ Corn demand for 2021 may be impacted by the loss of gasoline and ethanol demand as a result of COVID-19 ▪ Increased export volumes are more than offsetting temporary demand loss from ethanol ➢ Corn production typically driven more by yield than acres planted ➢ Nitrogen fertilizer is generally low on the cost curve for farmers Source: USDA Economic Research Service and USDA WASDE. (1) Based on 2016 – 2020 average. U.S. Domestic Corn Use Domestic Corn Planted Acres and Yield per Acre 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Feed / Residual Use Ethanol Seed & Industrial B u s h e ls in B ill io n s 0 50 100 150 200 0 20 40 60 80 100 120 1 9 2 6 1 9 2 9 1 9 3 2 1 9 3 5 1 9 3 8 1 9 4 1 1 9 4 4 1 9 4 7 1 9 5 0 1 9 5 3 1 9 5 6 1 9 5 9 1 9 6 2 1 9 6 5 1 9 6 8 1 9 7 1 1 9 7 4 1 9 7 7 1 9 8 0 1 9 8 3 1 9 8 6 1 9 8 9 1 9 9 2 1 9 9 5 1 9 9 8 2 0 0 1 2 0 0 4 2 0 0 7 2 0 1 0 2 0 1 3 2 0 1 6 2 0 1 9 Planted acres Yield per acre Million planted acres Bushels per harv ested acre Historical Corn Pricing $ p e r B u s h e l

➢ USDA estimates of 91 million corn acres planted and yields of 172 bushels per acre imply a carryout of 9.2%, the lowest since 2014 ➢ Corn prices continued to increase, reaching over $7/bu driven by strong Chinese and domestic ethanol demand and poor South American crop conditions ➢ High grain prices incentivize higher fertilizer application to improve yields ➢ Urea prices rallied across the globe and UAN prices followed suit, going from selling at a discount to urea on a nitrogen-equivalent basis for most of 2020 to selling at a premium ➢ June NOLA prices for urea at $390-$400/ton and UAN at $290-$300/ton 23 ➢ Favorable weather conditions led to harvest being largely complete in October and setting up for fall ammonia run ➢ Corn prices rallied from the low $3/bu range to nearly $4/bu, driving fertilizer demand higher for the fall ➢ Planted acres and crop yields came in lower-than-expected while Chinese purchases of corn increased, leading to a 50% reduction in the USDA’s carryout inventory estimates ➢ Fall demand for ammonia was the highest it has been in several years ▪ Ammonia inventories were very low after the fall and prices remained firm ➢ Crop prices continued to increase, with corn reaching $5.50/bu in February ➢ Winter Storm Uri caused many nitrogen fertilizer production facilities to shut in, which further tightened inventories in advance of spring 2 0 2 1 Spring 2 0 2 0 Recent Domestic Nitrogen Fertilizer Market Conditions Fall 2020 – Present Fall Winter Summer ➢ NOLA UAN fill price $280 - $285/ton for Q3 shipment ➢ UAN inventories very low at both the producer and retail level, due to extended sidedress application in July ➢ Producer turnarounds at multiple plants in the Midwest, as many 2020 turnarounds were delayed to this summer due to COVID-19 ➢ Commodity prices remain strong, with corn prices ranging from $5.00 - $5.50/bu and wheat $6.75 - $7.00/bu

24 Strategically Located Assets ➢ Large geographic footprint serving the Southern Plains and Corn Belt region ➢ Well positioned to minimize distribution costs and maximize net back pricing ➢ Rail loading rack at Coffeyville provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points ➢ Production sustainability due to storage capabilities at the plants and offsite locations ➢ Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production Well-Positioned in Premium Pricing Regions

UAN 68% Ammonia 26% Urea Products 6% 25 Key Operating Statistics Consistent High Utilization at Both Company-owned Facilities Consolidated Production Volumes(1) Consolidated Ammonia Utilization(2) Consolidated Feedstock Costs(1) Consolidated Sales Revenue(1)(3) (1) For the last twelve months ended June 30, 2021. (2) Adjusted for planned turnarounds. (3) Excludes freight. 0 200 400 600 800 1,000 1,200 1,400 2017 2018 2019 2020 TTM 2021 Th o u sa n d t o n s Ammonia (gross produced) Ammonia (net avail. for sale) UAN Natural Gas 50%Pet Coke 40% Hydrogen 10%

Capital Expenditures and Turnaround Expenses 26Note: As of March 31, 2020 2021 Total Capex budget of $27M - $31M Environmental and Maintenance spending planned at $20M - $22M Growth capex budgeted at $7M - $9M ➢ Growth capex budget includes Urea/UAN expansion projects at Coffeyville 2021 Turnaround spending planned at $3M ➢ Coffeyville turnaround planned for Fall of 2021 rescheduled to Summer of 2022. ➢ East Dubuque turnaround originally planned for the Fall of 2021 was deferred to Fall of 2022. Primarily Focused on Maintenance Spending $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2016 2017 2018 2019 2020 2021e $M Turnaround spending East Dubuque Merger on April 1, 2016 $0 $5 $10 $15 $20 $25 $30 2016 2017 2018 2019 2020 2021e $M Maintenance Growth East Dubuque Merger on April 1, 2016

APPENDIX

Non-GAAP Financial Measures 28 Adjusted EBITDA –EBITDA adjusted for certain significant non-cash items and items that management believes are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends. Direct Operating Expenses per Throughput Barrel represents direct operating expenses for the Company’s Petroleum segment divided by total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Refining Margin represents the difference between the Company’s Petroleum segment net sales and cost of materials and other. Refining Margin adjusted for Inventory Valuation Impact represents Refining Margin adjusted to exclude the impact of current period market price and volume fluctuations on crude oil and refined product inventories purchased in prior periods and lower of cost or net realizable value adjustments, if necessary. The Company records its commodity inventories on the first-in-first-out basis. As a result, significant current period fluctuations in market prices and the volumes it holds in inventory can have favorable or unfavorable impacts on its refining margins as compared to similar metrics used by other publicly-traded companies in the refining industry. Refining Margin and Refining Margin adjusted for Inventory Valuation Impact, per Throughput Barrel represents Refining Margin divided by the total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in theperiod. Note: Due to rounding, numbers presented withinthis section maynot addor equalto numbers or totals presented elsewhere withinthis document

Non-GAAP Financial Measures 29Note: All amounts on this slide are adjusted for the turnaround accounting change effective in 1Q19. These amounts are unaudited Petroleum Segment (In USD Millions) CVR Energy, Inc. 2016 2017 2018 2019 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 TTM Net Income 10$ 258$ 366$ 362$ (320)$ (108)$ (78)$ (55)$ (2)$ (243)$ Add: Interest expense and other financing costs, net of interest income 83 109 102 102 130 31 32 31 38 132 Add: Income tax expense (benefit) (19) (220) 79 129 (95) (31) (23) (42) (6) (102) Add: Depreciation and amortization 229 258 274 297 278 69 70 66 72 277 EBITDA 303$ 405$ 821$ 880$ (7)$ (39)$ 1$ -$ 102$ 64$ Revaluation of RFS liability 111 58 Gain on marketable securities (62) (21) Unrealized (gain) loss on derivatives 44 (37) Inventory valuation impacts, (favorable) unfavorable (66) (36) Adjusted EBITDA 27$ 66$ (In USD Millions, except per bbl data) Refining Margin per throughput barrel 3Q 2020 4Q 2020 1Q 2021 2Q 2021 TTM Refining margin 101$ 27$ 51$ 133$ 312$ Divided by: total throughput barrels 19 20 17 20 75 Refining margin per throughput barrel 5.47$ 1.32$ 3.05$ 6.72$ 4.16$ Inventory valuation impacts (16)$ (15)$ (66)$ (36)$ (133)$ Refining margin, excluding inventory valuation impacts 85 12 (15) 97 179 Divided by: total throughput barrels 19 20 17 20 75 4.61$ 0.56$ (0.88)$ 4.92$ 2.38$ Direct Operating Expense per throughput barrel 3Q 2020 4Q 2020 1Q 2021 2Q 2021 TTM Direct operating expenses 77$ 81$ 99$ 83$ 340$ Throughput (bpd) 201,168 218,541 186,093 216,626 205,684 Total Throughput (mm bbls) 19 20 17 20 75 Direct operating expenses per total throughput barrel 4.17$ 3.99$ 5.89$ 4.23$ 4.53$ Refining margin, excluding inventory valuations impacts, per throughput barrel

Non-GAAP Financial Measures 30 (In USD Millions) CVR Partners, LP 2016 2017 2018 2019 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 TTM Net Income (loss) (27)$ (73)$ (50)$ (35)$ (98)$ (19)$ (17)$ (25)$ 7$ (54)$ Add: Interest expense and other financing costs, net of interest income 49 63 62 62 63 16 16 16 23 71 Add: Income tax expense (benefit) - - - - - - - - - - Add: Depreciation and amortization 58 74 72 80 76 18 19 14 21 72 EBITDA 80$ 64$ 84$ 107$ 41$ 15$ 18$ 5$ 51$ 89$

2021 Estimated Capital Expenditures 31 (1) Total 2021 estimated capital expenditures includes up to approximately $1 million of growth related projects that will require additional approvals before commencement. (2) Renewables reflects spending on the Wynnewood RDU project. Amounts spent in 2020 were previously reported under Other. Upon completion and meeting of certain criteria under accounting rules, Renewables is expected to be a new reportable segment. As of June 30, 2021, Renewables does not the meet the definition of an operating segment as defined under ASC 280 Maintenance Growth Total Low High Low High Low High Petroleum 77$ 13$ 90$ 60$ 65$ 1$ 2$ 61$ 67$ Renewables (2) - - - - - 135 140 135 140 Nitrogen Fertilizer 12 4 16 20 22 7 9 27 31 Other 3 12 15 3 4 - - 3 4 Total 92$ 29$ 121$ 83$ 91$ 143$ 151$ 226$ 242$ 2020 Actual 2021 Estimate (1) Maintenance Growth Total

Simplified Organizational Structure 32 Public 29% 71% Public 34.1% 65.9% 63.6% 36.4% Non-Economic General Partner Interest Non-Economic General Partner Interest 50% 40% Enable South Central Pipeline, LLC Nitrogen Fertilizer Segment Icahn Enterprises L.P. and Affiliates Petroleum Segment CVR Energy, Inc. (NYSE:CVI) CVR GP, LLC CVR Partners, LP Operating Subsidiaries Wynnewood Insurance Corporation CVR Aviation, LLC CVR Energy Holdings, Inc. CVR Services, LLC CVR Refining GP, LLC CVR Refining, LP CVR Refining, LLC Operating Subsidiaries Midway Pipeline, LLC